The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

                                                                   EXHIBIT 99.10

SABR04NC1 A-2
                              ----------------------------------
1M LIBOR = 20  Prepayments:   Fxd               60 PPC
                              ----------------------------------
                              --------------------------------------------------
6M LIBOR = 20                 ARM           0 - 30 CPR by month 12
                                            12 - 23 30 CPR  120% of that curve
                                            24 - 28 50 CPR
                                                 29 + 35 CPR
                              --------------------------------------------------



                                                        Schedule
                                                        of Available
                                Group II                Funds and
                                Loan Cap with           Supplemental
                                the benefit of          Interest Rate
                                the Class A-2           Cap Rates
Period       Date               Interest Rate Cap        (Cash Cap)
                    -------------------------------------------------
           0 26-Apr-04
           1 25-May-04           9.04%                   9.25%
           2 25-Jun-04           9.02%                   9.22%
           3 25-Jul-04           8.99%                   9.20%
           4 25-Aug-04           8.97%                   9.17%
           5 25-Sep-04           8.95%                   9.16%
           6 25-Oct-04           8.94%                   9.16%
           7 25-Nov-04           8.92%                   9.14%
           8 25-Dec-04           8.91%                   9.15%
           9 25-Jan-05           8.91%                   9.15%
          10 25-Feb-05           8.91%                   9.16%
          11 25-Mar-05           8.90%                   9.19%
          12 25-Apr-05           8.91%                   9.18%
          13 25-May-05           8.90%                   9.19%
          14 25-Jun-05           8.90%                   9.19%
          15 25-Jul-05           8.89%                   9.20%
          16 25-Aug-05           8.89%                   9.21%
          17 25-Sep-05           8.89%                   9.21%
          18 25-Oct-05           8.87%                   9.22%
          19 25-Nov-05           8.88%                   9.23%
          20 25-Dec-05           8.86%                   9.24%
          21 25-Jan-06           8.86%                   9.25%
          22 25-Feb-06           8.72%                   9.19%
          23 25-Mar-06           8.63%                   9.19%
          24 25-Apr-06           8.72%                   9.27%
          25 25-May-06           8.67%                   9.27%
          26 25-Jun-06           8.72%                   9.34%
          27 25-Jul-06           8.63%                   9.31%
          28 25-Aug-06           8.29%                   9.05%
          29 25-Sep-06           8.25%                   9.04%
          30 25-Oct-06           8.14%                   9.00%
          31 25-Nov-06           8.16%                   9.04%
          32 25-Dec-06           8.03%                   8.98%
          33 25-Jan-07           8.06%                   9.03%
          34 25-Feb-07           8.04%                   9.15%
          35 25-Mar-07           8.87%                  10.17%
          36 25-Apr-07           7.98%                   9.22%
          37 25-May-07           8.22%                  68.15%
          38 25-Jun-07           7.93%                  12.05%
          39 25-Jul-07           8.17%                  12.28%
          40 25-Aug-07           8.27%                  12.17%
          41 25-Sep-07           8.23%                  12.00%
          42 25-Oct-07           8.47%                  12.23%
          43 25-Nov-07           8.16%                  11.68%
          44 25-Dec-07           8.40%                  11.92%
          45 25-Jan-08           8.10%                  11.39%
          46 25-Feb-08           8.30%                  11.51%
          47 25-Mar-08           8.83%                  12.15%
          48 25-Apr-08           8.22%                  11.23%
          49 25-May-08           8.46%                  11.51%
          50 25-Jun-08           8.15%                  11.08%
          51 25-Jul-08           8.39%                  11.39%
          52 25-Aug-08           8.10%                  10.98%
          53 25-Sep-08           8.06%                  10.92%
          54 25-Oct-08           8.30%                  11.23%
          55 25-Nov-08           8.00%                  10.81%
          56 25-Dec-08           8.23%                  11.12%
          57 25-Jan-09           7.93%                  10.71%
          58 25-Feb-09           7.91%                  10.66%
          59 25-Mar-09           8.72%                  11.75%
          60 25-Apr-09           7.85%                  10.56%
          61 25-May-09           8.08%                  10.86%
          62 25-Jun-09           7.79%                  10.47%
          63 25-Jul-09           8.02%                  10.77%
          64 25-Aug-09           7.73%                  10.37%
          65 25-Sep-09           7.71%                  10.33%
          66 25-Oct-09           7.94%                  10.63%
          67 25-Nov-09           7.65%                  10.24%
          68 25-Dec-09           7.88%                  10.54%
          69 25-Jan-10           7.60%                  10.15%
          70 25-Feb-10           7.58%                  10.11%
          71 25-Mar-10           8.37%                  11.15%
          72 25-Apr-10           7.53%                  10.04%
          73 25-May-10           7.76%                  10.33%
          74 25-Jun-10           7.49%                   9.96%
          75 25-Jul-10           7.72%                  10.25%
          76 25-Aug-10           7.45%                   9.89%
          77 25-Sep-10           7.43%                   9.85%
          78 25-Oct-10           7.65%                  10.15%
          79 25-Nov-10           7.39%                   9.79%
          80 25-Dec-10           7.61%                  10.08%
          81 25-Jan-11           7.35%                   9.72%
          82 25-Feb-11           7.33%                   9.69%
          83 25-Mar-11           8.10%                  10.70%
          84 25-Apr-11           7.30%                   9.63%
          85 25-May-11           7.52%                   9.93%
          86 25-Jun-11           7.26%                   9.58%
          87 25-Jul-11           7.49%                   9.87%
          88 25-Aug-11           7.23%                   9.53%
          89 25-Sep-11           7.22%                   9.50%
          90 25-Oct-11           7.44%                   9.79%
          91 25-Nov-11           7.19%                   9.45%
          92 25-Dec-11           7.41%                   9.74%
          93 25-Jan-12           7.16%                   7.86%
          94 25-Feb-12           7.15%                   7.75%
          95 25-Mar-12           7.63%                   8.28%
          96 25-Apr-12           7.12%                   7.74%
          97 25-May-12           7.35%                   8.00%
          98 25-Jun-12           7.10%                   7.74%
          99 25-Jul-12           7.32%                   8.00%
         100 25-Aug-12           7.08%                   7.74%
         101 25-Sep-12           7.07%                   7.74%
         102 25-Oct-12           7.29%                   7.99%
         103 25-Nov-12           7.05%                   7.74%
         104 25-Dec-12           7.27%                   7.99%
         105 25-Jan-13           7.03%                   7.74%
         106 25-Feb-13           7.02%                   7.74%
         107 25-Mar-13           7.76%                   8.57%
         108 25-Apr-13           7.00%                   7.74%
         109 25-May-13           7.22%                   8.00%
         110 25-Jun-13           6.98%                   7.75%
         111 25-Jul-13           7.21%                   8.01%
         112 25-Aug-13           6.97%                   7.76%
         113 25-Sep-13           6.96%                   7.76%
         114 25-Oct-13           7.18%                   8.02%
         115 25-Nov-13           6.94%                   7.77%
         116 25-Dec-13           7.17%                   8.03%
         117 25-Jan-14           6.93%                   7.78%
         118 25-Feb-14           6.92%                   7.79%
         119 25-Mar-14           7.66%                   8.63%
         120 25-Apr-14           6.91%                   7.80%
         121 25-May-14           7.13%                   8.07%
         122 25-Jun-14           6.90%                   7.82%
         123 25-Jul-14           7.12%                   8.09%
         124 25-Aug-14           6.89%                   7.83%
         125 25-Sep-14           6.88%                   7.84%
         126 25-Oct-14           7.10%                   8.11%
         127 25-Nov-14           6.87%                   7.86%
         128 25-Dec-14           7.09%                   8.13%
         129 25-Jan-15           6.86%                   7.88%
         130 25-Feb-15           6.86%                   7.89%
         131 25-Mar-15           7.58%                   8.75%
         132 25-Apr-15           6.85%                   7.92%
         133 25-May-15           7.07%                   8.19%
         134 25-Jun-15           6.84%                   7.94%
         135 25-Jul-15           7.06%                   8.22%
         136 25-Aug-15           6.83%                   7.97%
         137 25-Sep-15           6.83%                   7.98%
         138 25-Oct-15           7.05%                   8.26%
         139 25-Nov-15           6.82%                   8.01%
         140 25-Dec-15           7.04%                   8.29%
         141 25-Jan-16           6.81%                   8.04%
         142 25-Feb-16           6.81%                   8.06%
         143 25-Mar-16           7.27%                   8.63%
         144 25-Apr-16           6.80%                   8.09%
         145 25-May-16           7.02%                   8.38%
         146 25-Jun-16           6.79%                   8.12%
         147 25-Jul-16           7.02%                   8.41%
         148 25-Aug-16           6.79%                   8.16%
         149 25-Sep-16           6.79%                   8.18%
         150 25-Oct-16           7.01%                   8.47%
         151 25-Nov-16           6.78%                   8.22%
         152 25-Dec-16           7.00%                   8.52%
         153 25-Jan-17           6.77%                   8.26%
         154 25-Feb-17           6.77%                   8.28%
         155 25-Mar-17           7.50%                   9.20%
         156 25-Apr-17           6.77%                   8.33%
         157 25-May-17           6.99%                   8.63%
         158 25-Jun-17           6.76%                   8.37%
         159 25-Jul-17           6.99%                   8.68%
         160 25-Aug-17           6.76%                   8.42%
         161 25-Sep-17           6.76%                   8.45%
         162 25-Oct-17           6.98%                   8.76%
         163 25-Nov-17           6.75%                   8.50%
         164 25-Dec-17           6.98%                   8.81%
         165 25-Jan-18           6.75%                   8.55%
         166 25-Feb-18           6.75%                   8.58%
         167 25-Mar-18           7.47%                   9.53%
         168 25-Apr-18           6.74%                   8.64%
         169 25-May-18           6.97%                   8.96%
         170 25-Jun-18           6.74%                   8.70%
         171 25-Jul-18           6.96%                   9.02%
         172 25-Aug-18           6.74%                   8.76%
         173 25-Sep-18           6.73%                   8.80%
         174 25-Oct-18           6.96%                   9.12%
         175 25-Nov-18           6.73%                   8.86%
         176 25-Dec-18           6.95%                   9.19%
         177 25-Jan-19           6.73%                   8.93%
         178 25-Feb-19           6.73%                   8.96%
         179 25-Mar-19           7.45%                   9.96%
         180 25-Apr-19           6.72%                   9.03%
         181 25-May-19           6.95%                   9.37%
         182 25-Jun-19           6.72%                   9.10%
         183 25-Jul-19           6.94%                   9.44%
         184 25-Aug-19           6.72%                   9.18%
         185 25-Sep-19           6.72%                   9.22%
         186 25-Oct-19           6.94%                   9.56%
         187 25-Nov-19           6.72%                   9.29%
         188 25-Dec-19           6.94%                   9.65%
         189 25-Jan-20           6.71%                   9.38%
         190 25-Feb-20           6.71%                   9.42%
         191 25-Mar-20           7.17%                  10.11%
         192 25-Apr-20           6.71%                   9.48%
         193 25-May-20           6.93%                   9.84%
         194 25-Jun-20           6.71%                   9.57%
         195 25-Jul-20           6.93%                   9.94%
         196 25-Aug-20           6.70%                   9.66%
         197 25-Sep-20           6.70%                   9.71%
         198 25-Oct-20           6.93%                  10.08%
         199 25-Nov-20           6.70%                   9.81%
         200 25-Dec-20           6.92%                  10.19%
         201 25-Jan-21           6.70%                   9.91%
         202 25-Feb-21           6.70%                   9.96%
         203 25-Mar-21           7.41%                  11.09%
         204 25-Apr-21           6.70%                  10.07%
         205 25-May-21           6.92%                  10.47%
         206 25-Jun-21           6.69%                  10.19%
         207 25-Jul-21           6.92%                  10.59%
         208 25-Aug-21           6.69%                  10.31%
         209 25-Sep-21           6.69%                  10.37%
         210 25-Oct-21           6.91%                  10.78%
         211 25-Nov-21           6.69%                  10.49%
         212 25-Dec-21           6.91%                  10.91%
         213 25-Jan-22           6.69%                  10.63%
         214 25-Feb-22           6.68%                  10.69%
         215 25-Mar-22           7.40%                  11.93%
         216 25-Apr-22           6.68%                  10.89%
         217 25-May-22           6.90%                  11.38%
         218 25-Jun-22           6.68%                  11.14%
         219 25-Jul-22           6.90%                  11.65%
         220 25-Aug-22           6.68%                  11.42%
         221 25-Sep-22           6.68%                  11.57%
         222 25-Oct-22           6.90%                  12.11%
         223 25-Nov-22           6.67%                  11.88%
         224 25-Dec-22           6.90%                  12.46%
         225 25-Jan-23           6.67%                  12.23%
         226 25-Feb-23           6.67%                  12.42%
         227 25-Mar-23           7.38%                  13.98%
         228 25-Apr-23           6.67%                  12.84%
         229 25-May-23           6.89%                  13.50%
         230 25-Jun-23           6.67%                  13.30%
         231 25-Jul-23           6.89%                  14.00%
         232 25-Aug-23           6.66%                  13.82%
         233 25-Sep-23           6.66%                  14.10%
         234 25-Oct-23           6.88%                  14.89%
         235 25-Nov-23           6.66%                  14.73%
         236 25-Dec-23           6.88%                  15.58%
         237 25-Jan-24           6.66%                  15.45%
         238 25-Feb-24           6.66%                  15.86%
         239 25-Mar-24           7.11%                  17.42%
         240 25-Apr-24           6.65%                  16.76%
         241 25-May-24           6.87%                  17.85%
         242 25-Jun-24           6.65%                  17.83%
         243 25-Jul-24           6.87%                  19.06%
         244 25-Aug-24           6.65%                  19.11%
         245 25-Sep-24           6.65%                  19.85%
         246 25-Oct-24           6.86%                  21.36%
         247 25-Nov-24           6.64%                  21.59%
         248 25-Dec-24           6.86%                  23.37%
         249 25-Jan-25           6.64%                  23.78%
         250 25-Feb-25           6.64%                  25.10%
         251 25-Mar-25           7.35%                  29.47%
         252 25-Apr-25           6.63%                  28.38%
         253 25-May-25           6.85%                  31.46%
         254 25-Jun-25           6.63%                  32.92%
         255 25-Jul-25           6.85%                  37.10%
         256 25-Aug-25           6.63%                  39.59%
         257 25-Sep-25           6.62%                  44.27%
         258 25-Oct-25           6.84%                  52.06%
         259 25-Nov-25           6.62%                  58.73%
         260 25-Dec-25           6.84%                  73.14%
         261 25-Jan-26           6.61%                  89.72%
         262 25-Feb-26           6.61%                 123.81%
         263 25-Mar-26           7.32%                 225.11%
         264 25-Apr-26           6.61%          1     1747.12%